UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 4, 2010

CLARK HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32735	43-2089172
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

121 New York Avenue, Trenton, New Jersey	08638
(Address of Principal Executive Offices)	(Zip Code)

(609) 396-1100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2010, the Board of Directors (“Board”) of Clark Holdings Inc. (“Company”) appointed Robert C. LaRose as a director, effective on February 5, 2010, to fill the vacancy in the class of directors who serve until the Company’s annual meeting of stockholders in 2011.

There is no arrangement or understanding between Mr. LaRose and any other person pursuant to which Mr. LaRose was appointed to the Board.  He has not participated in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.  Mr. LaRose will be eligible to participate in all non-employee director compensation plans or arrangements available to the Company’s other non-employee directors.

A copy of the press release announcing the appointment of Mr. LaRose to the Board is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2010	CLARK HOLDINGS INC.

	By:	/s/ Stephen M. Spritzer
Stephen M. Spritzer
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release.